UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-16407	13-4151777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street Warsaw, Indiana	46580
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (574) 373-3333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
2.425% Notes due 2026	ZBH 26	New York Stock Exchange
1.164% Notes due 2027	ZBH 27	New York Stock Exchange
3.518% Notes due 2032	ZBH 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 19, 2025, Zimmer Biomet Holdings, Inc. (the “Company”) completed its previously announced issuance of $600,000,000 aggregate principal amount of its 4.700% notes due 2027 (the “2027 Notes”), $550,000,000 aggregate principal amount of its 5.050% notes due 2030 (the “2030 Notes”) and $600,000,000 aggregate principal amount of its 5.500% notes due 2035 (the “2035 Notes” and, together with the 2027 Notes and the 2030 Notes, the “Notes”).

The Notes were issued pursuant to the Twelfth Supplemental Indenture dated as of February 19, 2025 (the “Supplemental Indenture”), to the Company’s Indenture (the “Base Indenture”) dated as of November 17, 2009, between the Company and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee. For a description of the material terms of the Supplemental Indenture and the Notes, see the information set forth below under Item 2.03, which is incorporated into this Item 1.01.

The offering of the Notes was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-263051), the prospectus dated February 25, 2022, and the related prospectus supplement dated February 11, 2025.

Copies of the Base Indenture and the Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated into this Item 2.03.

Interest on the 2027 Notes accrues at a rate of 4.700% per annum, on the 2030 Notes at a rate of 5.050% per annum and on the 2035 Notes at a rate of 5.500% per annum, which interest, in each case, will be payable semi-annually in arrears on February 19 and August 19 of each year, commencing on August 19, 2025. Interest will be paid to the holders of record of the Notes at the close of business on the February 4 and August 4, respectively, immediately preceding the related interest payment date. The 2027 Notes will mature on February 19, 2027, the 2030 Notes will mature on February 19, 2030 and the 2035 Notes will mature on February 19, 2035.

The Company may redeem each series of the Notes at its option, in whole or in part, at any time and from time to time, prior to February 19, 2027 (the maturity date) in the case of the 2027 Notes, January 19, 2030 in the case of the 2030 Notes and November 19, 2034 in the case of the 2035 Notes (each, a “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed, discounted to the redemption date (assuming the Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Supplemental Indenture), plus 10 basis points, in the case of the 2027 Notes, or 15 basis points, in the case of each of the 2030 Notes and the 2035 Notes, less (b) interest accrued to the date of redemption; and

(2)	100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the applicable Par Call Date, the Company may also redeem each of the 2030 Notes and the 2035 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes of such series being redeemed plus accrued and unpaid interest thereon to the redemption date.

As previously disclosed, the Company, certain of its subsidiaries and Paragon 28, Inc. (“Paragon 28”) have entered into an agreement and plan of merger (the “Paragon 28 Merger Agreement”), pursuant to which the Company will indirectly acquire Paragon 28 by way of merger. If (i) the Company does not consummate the merger on or prior to the later of (x) November 28, 2025 (as such date may be extended in accordance with the Paragon 28 Merger Agreement to January 28, 2026) and (y) the date that is five business days after any later date to which the Company and Paragon 28 may agree to extend the “Merger Closing Date” in the Paragon 28 Merger Agreement, or (ii) at any time prior to such date, the Paragon 28 Merger Agreement has been terminated in accordance with its terms, the Company will be required to redeem the 2030 Notes and the 2035 Notes in whole and not in part for cash at a special mandatory redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the 2030 Notes and the 2035 Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date (as defined in the Supplemental Indenture). The 2027 Notes will not be subject to the special mandatory redemption and will remain outstanding (unless otherwise redeemed) even if the Paragon 28 Merger is not consummated.

If a Change of Control Repurchase Event (as defined in the Supplemental Indenture) occurs with respect to a series of the Notes, unless the Company has exercised its right to redeem the Notes or has been required to redeem the 2030 Notes and the 2035 Notes pursuant to the Base Indenture as supplemented by the Supplemental Indenture, the Company will make an offer to each holder of such series of Notes to repurchase all or any part of that holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to the date of repurchase.

The Base Indenture and Supplemental Indenture provide for customary events of default, including, among other things, nonpayment (including, if applicable, the failure to pay the Special Mandatory Redemption Price with respect to the 2030 Notes and the 2035 Notes), failure to comply with the other covenants, warranties and agreements in the Base Indenture and Supplemental Indenture for a period of 60 days after notice thereof, and certain events of bankruptcy, insolvency and reorganization.

The description set forth above is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture (including the forms of Notes attached thereto), copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX
Exhibit No.	Description

4.1	Indenture, dated as of November 17, 2009, between Zimmer Holdings, Inc. (now known as Zimmer Biomet Holdings, Inc.) and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed December 13, 2016).

4.2	Twelfth Supplemental Indenture, dated as of February 19, 2025, between Zimmer Biomet Holdings, Inc. and Computershare Trust Company, N.A., as trustee.

4.3	Form of 4.700% Notes due 2027 (included in Exhibit 4.2).

4.4	Form of 5.050% Notes due 2030 (included in Exhibit 4.2).

4.5	Form of 5.500% Notes due 2035 (included in Exhibit 4.2).

5.1	Opinion of Faegre Drinker Biddle & Reath LLP.

23.1	Consent of Faegre Drinker Biddle & Reath LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2025

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary